                                                              Supplement dated
                                                              October 14, 1997

                             MONY SERIES FUND, INC.
                   Supplement to Prospectus Dated May 1, 1997


On pages 2-3, the first and second sentences of the first paragraph following the caption "Investment Management Fees and Expenses" are deleted and the following sentences are inserted:

MONY America's fee for its investment management services to the Equity Income, Equity Growth, Intermediate Term Bond, Long Term Bond, Government Securities, Diversified, and Money Market Portfolios of the Fund is a daily charge equal to an annual rate of 0.50 percent of the first $400 million of the average daily net assets of each of the Fund's Portfolio except the Money Market Portfolio;
0.40 percent of the first $400 million of the average daily net assets of the Money Market Portfolio; 0.35 percent of the next $400 million of the average daily net assets for each of the Fund's Portfolios; and 0.30 percent of the average daily net assets of each of the Fund's Portfolios in excess of $800 million. MONY America has agreed to bear all expenses associated with organizing the Fund, the initial registration of its securities, and the compensation of the Fund's directors, officers and employees who are interested persons of MONY America.

On page 19, the second, third and fourth sentences of the second paragraph following the caption "Investment Management Arrangements and Expenses" are deleted and the following sentences are inserted:

The fee is a daily charge equal to an annual rate of 0.50 percent of the first $400 million of the average daily net assets of each of the Fund's Portfolios except the Money Market Portfolio and 0.40 percent of the first $400 million of the average daily net assets of the Money Market Portfolio; 0.35 percent of the next $400 million of the average daily net assets for each of the Fund's Portfolios; and 0.30 percent of the average daily net assets of each of the Fund's Portfolios in excess of $800 million. MONY America has agreed to bear all expenses (i) for the Fund's organization, (ii) related to initial registration and qualification under federal and state securities laws, and
(iii) for compensation of the Fund's directors, officers and employees who are interested persons (as defined by the 1940 Act) of MONY America.

On page 20 of the MONY Series Fund Prospectus, the first sentence of the sixth paragraph following the caption "Investment Management Arrangements and Expenses" is deleted and the following sentence is inserted:

The Investment Advisory Agreement was initially approved by the Fund's Board of Directors, including a majority of the non-interested directors (as defined by the 1940 Act), on January 2, 1985, and an amended Investment Advisory Agreement was approved on August 4, 1997.

Form No. 13453SL  (10/97)                                               2-95501